UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Insert JHI Logo	Insert QR Code

Insert Shareholder Name & Address

Dear Shareholder,

More than [ ]% of your fellow shareholders have voted on the proposal, but we need 50% to approve a new advisory agreement that will allow Janus Henderson to continue managing your mutual fund. The Board of Trustees recommends that shareholders vote FOR the proposal. Please join your peers in voting now.

We need less than [X]% more shareholders to vote now. Every vote matters regardless of the number of shares you own. Voting takes less than two minutes.

Vote Today Using the QR Code Above

We strongly encourage you to scan the QR code and submit your vote as soon as possible so that your shares can be represented and counted for this meeting.

If you would like to speak with a live proxy voting specialist, please call our proxy solicitor, Alliance Advisors, LLC at 1-855-206-2338.

Thank you for your time and continued trust in Janus Henderson.

Sincerely,

Janus Henderson Shareholder Services

Dear Shareholder,

I’m Ali Dibadj, CEO of Janus Henderson — and I’m writing to ask a quick favor.

The special shareholder meeting for your Janus Henderson mutual funds will be on June 29, 2026, and your vote really does matter. As you may have heard, Janus Henderson has agreed to become a privately-owned company. It’s a change of ownership — but not much else. Same team, same strategy, same fee rate, same focus on you. To keep us on as your fund’s investment adviser after the transition, we need shareholders (myself included) to approve a new investment advisory agreement.

That’s why you may have been getting calls, texts, emails, and mailings from Alliance Advisors, our proxy solicitor. I know — I’ve been getting them too. I apologize for the frequency, but we have an obligation to make sure every shareholder has the chance to weigh in. The good news? Once you vote, the outreach stops.

Your Board of Trustees unanimously recommends voting “FOR” the proposal.

Voting takes about two minutes with either option. You can:

•	Call a live proxy specialist toll-free at 1-855-206-7103 option 1 (Mon–Fri 9 a.m.–10 p.m. ET; Sat–Sun 10 a.m.–8 p.m. ET)

•	Vote Online – Follow the instructions included on your proxy ballot.

Thank you for the trust you’ve placed in us. It’s a privilege to serve you — and your vote helps us keep doing it.

Warmly,

Ali Dibadj

Chief Executive Officer, Janus Henderson Investors

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Forward Looking Statements

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

Important Additional Information and Where to Find It

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

Participants in the Solicitation

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov.

Dear Shareholder,

I’m Ali Dibadj, CEO of Janus Henderson — and I’m writing to ask a quick favor.

The special shareholder meeting for your Janus Henderson mutual funds will be on June 29, 2026, and your vote really does matter. As you may have heard, Janus Henderson has agreed to become a privately-owned company. It’s a change of ownership — but not much else. Same team, same strategy, same fee rate, same focus on you. To keep us on as your fund’s investment adviser after the transition, we need shareholders (myself included) to approve a new investment advisory agreement.

That’s why you may have been getting calls, texts, emails, and mailings from Alliance Advisors, our proxy solicitor. I know — I’ve been getting them too. I apologize for the frequency, but we have an obligation to make sure every shareholder has the chance to weigh in. The good news? Once you vote, the outreach stops.

Your Board of Trustees unanimously recommends voting “FOR” the proposal.

Voting takes about two minutes with either option. You can:

•	Call a live proxy specialist toll-free at 1-855-206-2338 (Mon–Fri 9 a.m.–10 p.m. ET; Sat–Sun 10 a.m.–8 p.m. ET)

•	Vote Online – Follow the instructions included on your proxy ballot.

Thank you for the trust you’ve placed in us. It’s a privilege to serve you — and your vote helps us keep doing it.

Warmly,

Ali Dibadj

Chief Executive Officer, Janus Henderson Investors

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Forward Looking Statements

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

Important Additional Information and Where to Find It

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

Participants in the Solicitation

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov.

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (BEN)

Day of the Meeting Round #1

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The adjourned Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. Polls remain open, but time is critical. Please take action now and vote your shares today!

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Day of the Meeting Round #2

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. Polls are still open, but time is critical. Please take action now and vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

Operations – Retail Engagement	1

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (BEN)

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Day of the Meeting Round #3

Dear Valued Shareholder,

This is [agent] with Alliance Advisors regarding your investment.

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. The Special Meeting polls are still open, and we have not received your vote. Please take a moment (less than two minutes) to exercise your right to vote.

Vote now and further contact will stop.

[Individual Link here]

Thank you for your partnership.

If you wish to prevent additional outreach or need assistance, please contact us at 1-855-206-2338.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

STOP to END

Day of the Meeting Round #4

Dear Valued Shareholder,

This is [agent] with Alliance Advisors regarding your investment.

Operations – Retail Engagement	2

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (BEN)

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. The polls are still open, and we have not received your vote.

More than [ ]% of your fellow shareholders have voted on the proposal, but we need 50% to approve a new advisory agreement that will allow Janus Henderson to continue managing your mutual fund. Please join your peers by voting now.

Please vote today by clicking the link below:

[Individual Link here]

Thank you for your partnership.

If you wish to prevent additional outreach or need assistance, please contact us at 1-855-206-2338.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

STOP to END

Operations – Retail Engagement	3

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (REG)

Day of the Meeting Round #1

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The adjourned Joint Special Meeting of Shareholders is taking place today, and our records indicate that we have not yet received your voting instructions regarding a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed transaction involving Janus Henderson.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

Polls remain open, but time is critical. Please vote today to ensure your shares are represented.

For your convenience, and to avoid any further outreach, you may submit your vote at any time, using the secured link below or speak directly with a proxy specialist at 1-855-206-2338.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Day of the Meeting Round #2

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that we have not yet received your voting instructions regarding a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed transaction involving Janus Henderson.

Operations – Retail Engagement	1

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (REG)

Polls are still open, but time is critical. Please vote today to ensure your shares are represented.

For your convenience, and to avoid any further outreach, you may submit your vote at any time, using the secured link below or speak directly with a proxy specialist at 1-855-206-2338.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Day of the Meeting Round #3

Dear Valued Shareholder,

This is [agent] with Alliance Advisors regarding your investment.

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. The Special Meeting polls are still open, and we have not received your vote. Please take a moment (less than two minutes) to exercise your right to vote.

Vote now and further contact will stop.

[Individual Link here]

Thank you for your partnership.

If you wish to prevent additional outreach or need assistance, please contact us at 1-855-206-2338.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

STOP to END

Day of the Meeting Round #4

Operations – Retail Engagement	2

Janus Mutual Fund

Joint Special Meeting of Shareholders – Text Templates for Day of the Meeting (REG)

Dear Valued Shareholder,

This is [agent] with Alliance Advisors regarding your investment.

The Joint Special Meeting of Shareholders is taking place today, and our records indicate that you have not yet cast your vote. The polls are still open, and we have not received your vote.

More than [ ]% of your fellow shareholders have voted on the proposal, but we need 50% to approve a new advisory agreement that will allow Janus Henderson to continue managing your mutual fund. Please join your peers by voting now.

Please vote today by clicking the link below:

[Individual Link here]

Thank you for your partnership.

If you wish to prevent additional outreach or need assistance, please contact us at 1-855-206-2338.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

STOP to END

Operations – Retail Engagement	3

Janus Mutual Fund

Joint Special Meeting of Shareholders – New Adjournment

Adjournment Template #1

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

Following the adjournment, the Joint Special Meeting of Shareholders will now reconvene on MM DD, YYYY. The Board of Trustees is seeking approval of a new investment advisory agreement. There will be no change to your Fund’s advisory fees or investment management services.

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

Your vote is important. To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Adjournment Template #2

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The Joint Special Meeting of Shareholders will reconvene on MM DD, YYYY, to allow shareholder additional time to vote on the proposals. Every vote matters regardless of the number of shares you own.

The Board unanimously recommends a FOR vote. Please contact us at 1-855-206-2338, or vote using the link below.

Operations – Retail Engagement	1

Janus Mutual Fund

Joint Special Meeting of Shareholders – New Adjournment

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Adjournment Template #3

Dear Valued Shareholder,

This is [agent] with Alliance Advisors regarding your investment.

The Joint Special Meeting of Shareholders will reconvene on MM DD, YYYY.

Vote now on the approval of the new advisory agreement that will allow Janus Henderson to continue managing your Fund under substantially identical terms, with no change to advisory fees.

[Individual Link here]

For more information, you may also view the following video featuring an important message from Ali Dibadj, CEO of Janus Henderson Investors: https://bcove.video/4fKgOsf

Thank you for your partnership.

If you wish to prevent additional outreach or need assistance, please contact us at 1-855-206-2338.

STOP to END

Adjournment Template #4

Dear Valued Shareholder,

Every Vote Matters for your Janus Henderson Mutual Fund.

Operations – Retail Engagement	2

Janus Mutual Fund

Joint Special Meeting of Shareholders – New Adjournment

The proposal being presented will not change the advisory fee rate paid by the Fund and will not change the investment advisory services currently provided. Voting takes only a few moments and once you vote, further text messages will stop.

[Individual Link here]

We appreciate your continued investment, regardless of the number of shares you own, please make sure to vote today.

If you have questions, please contact us at 1-855-206-2338.

STOP to END

Adjournment Template #5

Dear Valued Shareholder,

Urgent Call to Action on your Janus Henderson Mutual Fund.

More than [ ]% of your fellow shareholders have voted on the proposal, but we need 50% to approve a new advisory agreement that will allow Janus Henderson to continue managing your mutual fund. Please join your peers in voting now.

Please vote today by clicking the link below:

[Individual Link here]

If you have questions, please contact us at 1-855-206-2338.

Thank you for taking the time to vote your shares today!

STOP to END

Adjournment Template #6

Dear Valued Shareholder,

Operations – Retail Engagement	3

Janus Mutual Fund

Joint Special Meeting of Shareholders – New Adjournment

More than [ ]% of your fellow shareholders have voted on the proposal, but we need 50% to approve a new advisory agreement that will allow Janus Henderson to continue managing your mutual fund.

We need less than [X]% more shareholders to vote now. Every vote matters regardless of the number of shares you own. Voting takes less than two minutes.

Please join your peers by clicking the link below:

[Individual Link here]

If you have questions, please contact us at 1-855-206-2338.

Thank you for taking the time to vote your shares today!

STOP to END

Operations – Retail Engagement	4